Eos Energy Honors Outgoing Chair Russ Stidolph for Years of Leadership and Investment and Appoints Industry Veteran Joseph Nigro as Chair of the Board of Directors EDISON, N.J., Dec. 22, 2025 – Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”) an American energy company and the leading innovator in designing, sourcing, manufacturing, and providing zinc-based battery energy storage systems (BESS) manufactured in the United States, today announced that Russ Stidolph, who has served as non-executive Chair since April 2018 and whose firm, AltEnergy, LLC, has been a lead investor in Eos for the past eleven years, has decided to step down from the Board of Directors, effective December 31, 2025, to focus his efforts, full time, on AltEnergy Acquisition Corp. The Board has appointed Joseph Nigro to succeed Stidolph as non-executive Chair, effective January 1, 2026. “I am proud to have played an integral role in guiding Eos from an early-stage research and development company into a scaled leader of stationary energy storage. When AltEnergy first invested in Eos, the Company built prototype battery cells that to this day cycle twice daily. Watching that product then successfully be piloted in the field, establishing a U.S. manufacturing strategy, building a robust pipeline and backlog and successfully deploying over 5 GWh of operations in the field are accomplishments I will always be proud of,” stated Stidolph. “Bringing Joe Nigro onto the Board earlier this year, with his more than three decades of global energy, utility, and infrastructure experience, positioned Eos for a seamless leadership transition to its next phase of operations and growth.” Stidolph played a foundational role in Eos’ evolution from its early commercialization efforts to its NASDAQ listing and growth into a scaled American manufacturer. Stidolph has been one of Eos’ earliest and most enduring champions – first as an investor more than a decade ago and later as a Director and Chair. “Without Russ’ leadership, there would be no Eos,” said Joe Mastrangelo, Eos Chief Executive Officer. “From bringing the required capital along with always recognizing the long-term potential of Eos to recruiting me to the Company, Russ has been instrumental in getting us to where we stand today and we are grateful for his leadership and the many contributions he has made to Eos’ evolution.” “Russ leaves Eos with a strong foundation for the future,” said Nigro. “His leadership and continued investment allowed Eos to innovate, commercialize, and build one of the most advanced long-duration storage manufacturing platforms in the country. We are grateful for his steady leadership, partnership, and the many contributions he has made to Eos’ development.” Nigro has held numerous senior leadership roles across the energy industry, including Chief Financial Officer of Exelon Corporation, CEO of Constellation, a former Exelon operating company, and multiple strategic and operational roles across power and gas. Since joining the Eos Board in early 2025, Nigro has play a critical role in shaping the Company’s strategic direction during a period of rapid commercial momentum and U.S. manufacturing expansion. “Joe’s deep expertise across energy markets, finance, and large-scale operational execution makes him the right leader to guide our Board at this pivotal stage,” said Mastrangelo. “As Eos continues to scale production and meet growing demand for flexible, American-made long-duration storage, Joe’s strategic vision and industry perspective will provide invaluable guidance to our leadership team and shareholders.” “Eos is building one of the most important energy-infrastructure platforms and is positioned to play a critical role in the future energy mix. As power demand accelerates with AI and electrification, long-duration storage will be essential to strengthen the grid and complement existing generation,” said Nigro. “Eos’ technology is uniquely suited to deliver that flexibility and reliability, and I look forward to partnering closely with Joe, the executive team, and my fellow directors as we support the Company’s next chapter of operational execution and market expansion.” About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional lithium-ion technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours), and provides customers with significant operational flexibility to effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal year ended December 31, 2025, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding our expectations for the future energy needs in North America, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations and increase margins, statements regarding the expected impact of DawnOS™ on efficiency, operating costs and grid coordination, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and the information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise